SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2007

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                                        0-19410
(State or Other Jurisdiction                    (Commission File Number)
    of Incorporation)

                 155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

          Point Therapeutics, Inc. ("Point") issued a press release on July 27, 2007 announcing further reductions in its management staff. As part of this headcount reduction, effective July 25, 2007, the Company has terminated the employment of Donald Kiepert, Chairman and Chief Executive Officer; Richard Small, Senior Vice President and Chief
          Financial Officer; Michael Duffy, Senior Vice President and General Counsel; and Barry Jones, PhD., Senior Vice President and Chief Scientific Officer. dated July 27, 2007 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

          99.1 - Press release issued by Point dated July 27, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                POINT THERAPEUTICS, INC.

July 27, 2007                   By: /s/ Donald R. Kiepert, Jr.
                                    --------------------------
                                    Name:  Donald R. Kiepert, Jr.
                                    Title: President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit         Description
-------         -----------
99.1            Press release dated July 27, 2007.